Exhibit 99.1

Press Release — For Immediate Release

April 19, 2010

Penns Woods Bancorp, Inc. Reports First Quarter 2010 Earnings

Williamsport, PA — Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported that net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and losses, was $2,450,000 for the three months ended March 31, 2010 compared to $2,403,000 for the same period of 2009.  Operating earnings per share for the three months ended March 31, 2010 were $0.64 basic and dilutive compared to $0.63 basic and dilutive for the same period of 2009.  Operating earnings for the three months ended March 31, 2010, have been positively impacted by continued emphasis on credit quality, loan and deposit growth, and an increasing net interest margin.  A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share described in this paragraph to the comparable GAAP financial measures is included at the end of this press release.

Net income, as reported under U.S. generally accepted accounting principles, for the three months ended March 31, 2010 was $2,448,000 compared to $839,000 for the same period of 2009.  Comparable period results were impacted primarily by a decrease in after-tax securities losses of $1,562,000 (from a loss of $1,564,000 to a loss of $2,000) for the three month period ended March 31, 2010 compared to 2009.  Included within the change in after-tax securities losses for the three months ended March 31, 2009 are pre-tax other than temporary impairment charges relating to certain equity securities held in the investment portfolio of $2,333,000, while there were no such charges during the three months ended March 31, 2010.  Basic and dilutive earnings per share for the three months ended March 31, 2010 were $0.64 compared to $0.22 for the corresponding period of 2009.  Return on average assets and return on average equity were 1.42% and 14.31% for the three months ended March 31, 2010 compared to 0.52% and 5.64% for the corresponding period of 2009.

The net interest margin for the three months ended March 31, 2010 was 4.49% compared to 4.47% for the corresponding period of 2009.  A decrease in the rate paid on interest bearing liabilities of 42 basis points (bp) for the three months ended March 31, 2010 compared to the same period of 2009 positively impacted the net interest margin.  A declining cost of funds is primarily the result of the rate paid on time deposits decreasing 82 bp for the three months ended March 31, 2010 compared to the same period of 2009.  The decreases are the result of Federal Open Market Committee (FOMC) actions to maintain low interest rates, our strategic decision to shorten the duration of the time deposit portfolio over the past two years, and core deposit growth that allowed for a reduction in short-term borrowings.  The duration of the time deposit portfolio began being lengthened during the second half of 2009 due to the apparent bottoming or near bottoming of deposit rates.

“Over the past year, we have successfully increased the net interest margin through sound balance sheet growth.  The growth in core deposits from March 31, 2009 to March 31, 2010 fully funded the growth in net loans over the same time period, while also allowing for a reduction in total borrowings.  This growth in earning assets, coupled with a shift in funding sources, has allowed for the net interest margin to steadily increase over the past several quarters to its current level of 4.49%, while tax equivalent net interest income increased $476,000 or 7.2%,” commented Ronald A. Walko, President and Chief Executive Officer of Penns Woods Bancorp, Inc.  “While the emphasis has been on core deposit growth, we have not lost our historical focus on sound credit quality and an adequate risk/return trade-off.  The continuing soft economy is impacting our loan credit quality ratios, although we continue to compare favorably to other members of the financial industry.  Our nonperforming loans to total loans ratio has increased to 0.94% at March 31, 2010 from 0.59% at March 31, 2009.   However, annualized net loan charge-offs to average loans of 0.09% for the three month period ended March 31, 2010 remain at a minimal level,” added Mr. Walko.

Total assets increased $46,143,000 to $695,755,000 at March 31, 2010 compared to March 31, 2009.  Net loans increased $22,304,000 or 5.8% despite a soft economy that has in general provided fewer loan opportunities.  Due to our credit quality position and overall balance sheet strength, however, we have been able to aggressively attract those loans that meet and/or exceed our credit standards.  The investment portfolio increased $15,598,000 from March 31, 2009 to March 31, 2010 primarily due to an increase in the market value of the portfolio of $10,319,000.  During the three months ended March 31, 2009, the equity segment of the portfolio experienced write downs of $2,333,000 (none during the three months ended March 31, 2010) due to the turbulence in the equity markets, particularly the financial sector, which caused several of our investments in regional and national financial institutions to be classified as other than temporarily impaired.  Despite our ability to hold our equity investment positions that have depreciated in value, each position has been and will continue to be evaluated for other than temporary impairment, and/or a possible exit due primarily to the ability to carry back tax losses.

Deposits have increased 16.1% or $72,233,000 to $521,040,000 at March 31, 2010 compared to March 31, 2009, with core deposits (total deposits excluding time deposits) increasing 27.3% or $65,236,000.  “Our focus on increasing total deposits, with the emphasis on core deposits, continues to strengthen the balance sheet composition.  The significant deposit growth has allowed for short-term borrowings to be reduced by 71.3% or $32,290,000, while funding the 5.9% or $22,727,000 growth in gross loans. While deposits solidify the balance sheet, they also provide an avenue for relationship building.  Relationships are the cornerstone to our business model.  We have increased our emphasis on relationship building and it is paying dividends as seen by the significant year over year deposit growth and also the growth of $23,753,000 from the previous quarter.  These relationships are being cultivated through several avenues such as direct marketing and community involvement by our knowledgeable employees.  We have also been investing in technology that allows relationships to blossom from all corners of our market area and also from outside our direct market.  Leading this initiative has been remote deposit capture and mobile banking.  We have, and will continue to provide channels for continued relationship growth from any locale in which our customers reside,” commented Mr. Walko.

Shareholders’ equity increased $9,388,000 to $67,972,000 at March 31, 2010 compared to March 31, 2009 as accumulated other comprehensive loss was reduced by $8,671,000.  The reduction in accumulated other comprehensive loss is primarily a result of a change in unrealized losses on available for sale securities from an unrealized loss of $10,023,000 at March 31, 2009 to an unrealized loss of $3,212,000 at March 31, 2010.  The other component in the reduction of accumulated other comprehensive loss is a decrease of $1,860,000 in the net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan due to an increase in the market value of the plan assets caused by relative improved performance in the stock and bond markets over the past year.  The current level of shareholders’ equity equates to a book value per share of $17.73 at March 31, 2010 compared to $15.29 at March 31, 2009 and an equity to asset ratio of 9.77% at March 31, 2010.  Book value per share, excluding accumulated other comprehensive loss, was $19.06 at March 31, 2010 compared to $18.89 at March 31, 2009.  Dividends paid to shareholders were $0.46 for the three months ended March 31, 2010 and 2009.

“There has been much discussion in political circles and within the media regarding the capital positions of banks.  We continue to maintain a solid capital position that is deemed “well capitalized” by regulatory definition.  While we have built capital, we have also been able to return capital in the form of dividends to our shareholders.  During the three months ended March 31, 2010, a dividend of $0.46 per share or 72% of net income was paid to shareholders, while total shareholders’ equity increased $1,056,000 from December 31, 2009.  Building value through capital growth, dividends, and prudent balance sheet management should provide the means for a successful year,” commented Mr. Walko.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates twelve branch offices providing financial services in Lycoming, Clinton, and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Ronald A. Walko, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	email-jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

 (UNAUDITED)

	March 31,
(In Thousands, Except Share Data)	2010	2009	% Change

ASSETS
Noninterest-bearing balances	$20,335	$12,886	57.8%
Interest-bearing deposits in other financial institutions	89	23	287.0%
Total cash and cash equivalents	20,424	12,909	58.2%

Investment securities, available for sale, at fair value	217,252	201,651	7.7%
Investment securities held to maturity (fair value of $108 and $111)	107	110	-2.7%
Loans held for sale	4,364	2,514	73.6%
Loans	409,919	387,192	5.9%
Less: Allowance for loan losses	4,864	4,441	9.5%
Loans, net	405,055	382,751	5.8%
Premises and equipment, net	8,013	7,733	3.6%
Accrued interest receivable	3,531	3,370	4.8%
Bank-owned life insurance	15,062	14,750	2.1%
Investment in limited partnerships	4,756	5,286	-10.0%
Goodwill	3,032	3,032	0.0%
Deferred tax asset	9,069	12,614	-28.1%
Other assets	5,090	2,892	76.0%
TOTAL ASSETS	$695,755	$649,612	7.1%

LIABILITIES
Interest-bearing deposits	$440,127	$376,844	16.8%
Noninterest-bearing deposits	80,913	71,963	12.4%
Total deposits	521,040	448,807	16.1%

Short-term borrowings	12,978	45,268	-71.3%
Long-term borrowings, Federal Home Loan Bank (FHLB)	86,778	86,778	0.0%
Accrued interest payable	990	1,193	-17.0%
Other liabilities	5,997	8,982	-33.2%
TOTAL LIABILITIES	627,783	591,028	6.2%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,013,663 and 4,011,251 shares issued	33,447	33,427	0.1%
Additional paid-in capital	18,020	17,970	0.3%
Retained earnings	27,901	27,254	2.4%
Accumulated other comprehensive loss:
Net unrealized loss on available for sale securities	(3,212)	(10,023)	68.0%
Defined benefit plan	(1,920)	(3,780)	49.2%
Less: Treasury stock at cost, 179,028 shares	(6,264)	(6,264)	0.0%
TOTAL SHAREHOLDERS’ EQUITY	67,972	58,584	16.0%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$695,755	$649,612	7.1%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended
	March 31,
(In Thousands, Except Per Share Data)	2010	2009	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,330	$6,219	1.8%
Investment securities:
Taxable	1,349	1,363	-1.0%
Tax-exempt	1,258	1,246	1.0%
Dividend and other interest income	52	89	-41.6%
TOTAL INTEREST AND DIVIDEND INCOME	8,989	8,917	0.8%

INTEREST EXPENSE:
Deposits	1,710	2,005	-14.7%
Short-term borrowings	64	158	-59.5%
Long-term borrowings, FHLB	917	917	0.0%
TOTAL INTEREST EXPENSE	2,691	3,080	-12.6%

NET INTEREST INCOME	6,298	5,837	7.9%

PROVISION FOR LOAN LOSSES	300	126	138.1%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,998	5,711	5.0%

NON-INTEREST INCOME:
Deposit service charges	510	525	-2.9%
Securities losses, net	(3)	(2,369)	99.9%
Bank-owned life insurance	171	162	5.6%
Gain on sale of loans	182	118	54.2%
Insurance commissions	264	354	-25.4%
Other	572	434	31.8%
TOTAL NON-INTEREST INCOME	1,696	(776)	318.6%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,737	2,482	10.3%
Occupancy, net	331	339	-2.4%
Furniture and equipment	304	307	-1.0%
Pennsylvania shares tax	169	171	-1.2%
Amortization of investments in limited partnerships	142	142	0.0%
Other	1,303	1,204	8.2%
TOTAL NON-INTEREST EXPENSE	4,986	4,645	7.3%

INCOME BEFORE INCOME TAX PROVISION (BENEFIT)	2,708	290	833.8%
INCOME TAX PROVISION (BENEFIT)	260	(549)	-147.4%
NET INCOME	$2,448	$839	191.8%

EARNINGS PER SHARE - BASIC	$0.64	$0.22	190.9%

EARNINGS PER SHARE - DILUTED	$0.64	$0.22	190.9%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,834,296	3,831,747	0.1%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,834,448	3,831,747	0.1%

DIVIDENDS PER SHARE	$0.46	$0.46	0.0%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	March 31, 2010			March 31, 2009
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$17,346	$292	6.83%	$16,052	$265	6.70%
All other loans	394,957	6,137	6.30%	373,878	6,044	6.56%
Total loans	412,303	6,429	6.32%	389,930	6,309	6.56%

Taxable securities	106,645	1,400	5.25%	101,890	1,452	5.70%
Tax-exempt securities	107,013	1,906	7.12%	101,654	1,888	7.43%
Total securities	213,658	3,306	6.19%	203,544	3,340	6.56%

Interest bearing deposits	7,569	1	0.05%	23	—	0.00%

Total interest-earning assets	633,530	9,736	6.20%	593,497	9,649	6.56%

Other assets	55,410			55,256

TOTAL ASSETS	$688,940			$648,753

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$62,282	53	0.35%	$59,642	78	0.53%
Super Now deposits	63,046	109	0.70%	53,890	129	0.97%
Money market deposits	87,186	287	1.34%	41,276	212	2.08%
Time deposits	220,214	1,261	2.32%	205,110	1,586	3.14%
Total deposits	432,728	1,710	1.60%	359,918	2,005	2.26%

Short-term borrowings	14,745	64	1.76%	61,487	158	1.03%
Long-term borrowings	86,778	917	4.23%	86,778	917	4.23%
Total borrowings	101,523	981	3.87%	148,265	1,075	2.90%

Total interest-bearing liabilities	534,251	2,691	2.03%	508,183	3,080	2.45%

Demand deposits	78,039			71,321
Other liabilities	8,245			9,760
Shareholders’ equity	68,405			59,489

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$688,940			$648,753
Interest rate spread			4.17%			4.11%
Net interest income/margin		$7,045	4.49%		$6,569	4.47%

	For the Three Months Ended
	March 31,
	2010	2009

Total interest income	$8,989	$8,917
Total interest expense	2,691	3,080
Net interest income	6,298	5,837
Tax equivalent adjustment	747	732
Net interest income (fully taxable equivalent)	$7,045	$6,569

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009

Operating Data

Net income	$2,448	$2,500	$1,922	$832	$839
Net interest income	6,298	6,206	5,945	5,805	5,837
Provision for loan losses	300	335	270	186	126
Net security gains (losses)	(3)	116	(507)	(2,086)	(2,369)
Non-interest income, ex. net security gains (losses)	1,699	1,958	1,888	1,694	1,593
Non-interest expense	4,986	5,185	5,097	4,885	4,645

Performance Statistics

Net interest margin	4.49%	4.42%	4.35%	4.36%	4.47%
Annualized return on average assets	1.42%	1.47%	1.15%	0.51%	0.52%
Annualized return on average equity	14.31%	14.72%	12.08%	5.45%	5.64%
Annualized net loan charge-offs to avg loans	0.09%	0.15%	0.17%	0.25%	0.04%
Net charge-offs	93	157	168	250	41
Efficiency ratio	62.4%	63.5%	65.1%	65.1%	62.5%

Per Share Data

Basic earnings per share	$0.64	$0.65	$0.50	$0.22	$0.22
Diluted earnings per share	0.64	0.65	0.50	0.22	0.22
Dividend declared per share	0.46	0.46	0.46	0.46	0.46
Book value	17.73	17.45	18.40	16.01	15.29
Common stock price:
High	34.03	33.24	34.25	31.81	25.61
Low	30.04	30.37	29.89	24.89	23.00
Close	33.55	32.44	32.01	29.14	25.42
Weighted average common shares:
Basic	3,834	3,834	3,833	3,833	3,832
Fully Diluted	3,834	3,834	3,833	3,833	3,832
End-of-period common shares:
Issued	4,014	4,013	4,013	4,012	4,011
Treasury	179	179	179	179	179

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009

Financial Condition Data:
General
Total assets	$695,755	$676,204	$678,685	$667,861	$649,612
Loans, net	405,055	400,872	396,347	387,697	382,751
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	521,040	497,287	490,062	495,001	448,807
Noninterest-bearing	80,913	79,899	75,569	74,509	71,963

Savings	64,255	60,827	62,717	61,924	60,764
NOW	64,362	64,361	61,855	58,020	55,816
Money Market	94,725	74,634	71,820	71,748	50,476
Time Deposits	216,785	217,566	218,101	228,800	209,788
Total interest-bearing deposits	440,127	417,388	414,493	420,492	376,844

Core deposits*	304,255	279,721	271,961	266,201	239,019
Shareholders’ equity	67,972	66,916	70,539	61,371	58,584

Asset Quality

Non-performing assets	$3,863	$4,456	$5,844	$2,667	$2,269
Non-performing assets to total assets	0.56%	0.66%	0.86%	0.40%	0.35%
Allowance for loan losses	4,864	4,657	4,478	4,377	4,441
Allowance for loan losses to total loans	1.19%	1.15%	1.12%	1.12%	1.15%
Allowance for loan losses to non-performing loans	125.91%	104.51%	76.63%	164.12%	195.72%
Non-performing loans to total loans	0.94%	1.10%	1.46%	0.68%	0.59%

Capitalization

Shareholders’ equity to total assets	9.77%	9.90%	10.39%	9.19%	9.02%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and non-GAAP Financial Measures

	Three Months Ended
	March 31,
	2010	2009
GAAP net income	$2,448	$839
Less: securities gains (losses), net of tax	(2)	(1,564)
Non-GAAP operating earnings	$2,450	$2,403

	Three Months Ended
	March 31,
	2010	2009
Return on average assets (ROA)	1.42%	0.52%
Less: securities gains (losses), net of tax	0.00%	-0.96%
Non-GAAP operating ROA	1.42%	1.48%

	Three Months Ended
	March 31,
	2010	2009
Return on average equity (ROE)	14.31%	5.64%
Less: securities gains (losses), net of tax	-0.02%	-10.52%
Non-GAAP operating ROE	14.33%	16.16%

	Three Months Ended
	March 31,
	2010	2009
Basic earnings per share (EPS)	$0.64	$0.22
Less: securities gains (losses), net of tax	(0.00)	(0.41)
Non-GAAP basic operating EPS	$0.64	$0.63

	Three Months Ended
	March 31,
	2010	2009
Dilutive EPS	$0.64	$0.22
Less: securities gains (losses), net of tax	(0.00)	(0.41)
Non-GAAP dilutive operating EPS	$0.64	$0.63